SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to

Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2008

YOUNG INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)
MISSOURI
(State or other jurisdiction of incorporation)

000-23213	43-1718931
(Commission File Number)	(I.R.S. Employer Identification Number)

13705 Shoreline Court East, Earth City, MO	63045
(Address of principal executive offices)	(Zip Code)
(314) 344-0010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 22, 2008, Young Innovations, Inc. (the “Company”) issued a press release announcing results for the third quarter and nine months ended September 30, 2008. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective October 20, 2008, George Richmond has resigned as Chairman of the Board of Directors of the Company. Mr. Richmond will continue to serve on the Board and has been elected to the position of Vice Chairman. The Board elected Alfred Brennan, who has served as the Company’s Chief Executive Officer since 2002 and has been a director of the Company since 1997, to the position of Chairman of the Board, effective October 20, 2008.

On October 22, 2008, the Company issued a press release announcing Mr. Richmond’s resignation as the Chairman of the Board. A copy of the press release is furnished herewith as Exhibit 99.2.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 20, 2008, the Company’s Board of Directors approved amendments to the Company’s Amended and Restated By-Laws (the “By-Laws”), effective on October 20, 2008.

First, the Board approved an amendment providing that special meetings of the stockholders may be called by the Chairman of the Board or the President of the Company and shall be called by the Secretary at the direction of a majority of the Board of Directors. Previously, stockholders owning at least ten percent of the outstanding capital stock of the Company could request a special meeting.

Second, the Board approved an amendment requiring a two-thirds vote of the outstanding capital stock of the Company to alter, amend or repeal the By-Laws. Previously, the By-Laws were silent as to the required vote for stockholders who sought to alter, amend or repeal the By-Laws.

Third, the Board approved an amendment providing that directors can only be removed by a two-thirds vote of the outstanding capital stock of the Company and then only for cause. Previously, the By-Laws were silent as to the required vote and terms for the removal of directors.

The foregoing description of the amendments to the Company’s By-Laws is not complete and is qualified in its entirety by reference to the text of the By-Laws attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

3.1	Amended and Restated By-Laws dated October 20, 2008
99.1	Earnings Press Release issued October 22, 2008.
99.2	Press Release issued October 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNG INNOVATIONS, INC.
By:	/s/ Arthur L. Herbst, Jr.
Arthur L. Herbst, Jr.
President and Chief Financial Officer

Dated: October 22, 2008